                                               Filed Pursuant to Rule 497(c)
                                               Registration File No.: 333-70754



[AXA LOGO]




SUPPLEMENT DATED AUGUST 15, 2003
TO THE PROSPECTUS DATED MAY 1, 2003


AXA PREMIER VIP TRUST

                                       AXA PREMIER VIP HIGH YIELD PORTFOLIO

                                       This Supplement updates certain
                                       information contained in the above-dated
                                       Prospectus. Unless indicated otherwise,
                                       this Supplement does not supersede the
                                       Prospectus dated May 1, 2003 or any
                                       prior supplements. This Supplement
                                       describes the Class A shares of one of
                                       the portfolios offered by AXA Premier
                                       VIP Trust. The portfolio has its own
                                       investment objective and strategies that are designed to meet different investment goals. This Supplement and the accompanying Prospectus contain information you should know before investing. Please read these documents carefully before investing and keep them for future reference.

                                       THE SECURITIES AND EXCHANGE COMMISSION
                                       HAS NOT APPROVED ANY PORTFOLIO'S SHARES
                                       OR DETERMINED WHETHER THIS PROSPECTUS IS
                                       ACCURATE OR COMPLETE. ANYONE WHO TELLS
                                       YOU OTHERWISE IS COMMITTING A CRIME.

INTRODUCTION


AXA PREMIER VIP TRUST

This Supplement describes the Class A shares of one new portfolio of AXA Premier VIP Trust ("Trust"). The portfolio is a separate series of the Trust with its own investment objective, investment strategies and risks, which are described in this Supplement. The AXA Premier VIP High Yield Portfolio is a diversified portfolio. Information on the portfolio, including investment objective, investment strategies and investment risks, can be found on the pages following this introduction. The investment objective of the portfolio may be changed without a shareholder vote.

The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts ("Contracts") issued or to be issued by The Equitable Life Assurance Society of the United States ("Equitable") or other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans. The prospectus and this Supplement are designed to help you make informed decisions about the portfolio that is available under your Contract or under your retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contract owner or participant under a Contract. The portfolio may not be available under your Contract or under your retirement plan. You should consult your Contract prospectus or retirement plan documents to see which portfolios are available.

The investment manager to the portfolio is Equitable. The day-to-day portfolio management of the portfolio is provided by one or more investment sub-advisers. Information regarding Equitable and the sub-advisers is included under "Management Team" in the prospectus and this Supplement. Equitable may allocate the portfolio's assets to additional sub-advisers subject to approval of the Trust's board of trustees. In addition, Equitable may, subject to the approval of the Trust's board of trustees, appoint, dismiss and replace sub-advisers and amend sub-advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, Equitable may not enter into a sub-advisory agreement with an "affiliated person" of Equitable (as that term is defined in Section 2(a)(3) of the Investment Company Act of 1940 ("1940 Act") ("Affiliated Adviser"), such as Alliance Capital Management L.P., unless the sub-advisory agreement with the Affiliated Adviser, including compensation, is approved by the portfolio's shareholders.

The co-distributors for the portfolio are AXA Advisors, LLC and AXA Distributors, LLC ("Co-Distributors").

The portfolio is newly organized and has no operating history or performance information of its own prior to the date of this prospectus. Performance of the portfolio will vary over time.

An investment in the portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in this portfolio, be sure to read all risk disclosures carefully before investing.

Table of
CONTENTS



GOAL, STRATEGIES & RISKS

AXA Premier VIP High Yield Portfolio....................................    1


PORTFOLIO FEES AND EXPENSES.............................................    4


MORE ABOUT INVESTMENT STRATEGIES & RISKS

More About Investment Strategies & Risks................................    4


MANAGEMENT TEAM

The Manager and the Sub-advisers........................................    5


PORTFOLIO SERVICES

Buying and Selling Shares...............................................    7
Restrictions on Buying and Selling Shares...............................    7
How Portfolio Shares are Priced.........................................    7
Dividends and Other Distributions.......................................    7
Tax Consequences........................................................    7
Glossary of Terms.......................................................    7


DESCRIPTION OF BENCHMARK................................................    8


FINANCIAL HIGHLIGHTS....................................................    9

AXA PREMIER VIP HIGH YIELD PORTFOLIO


                               MANAGER:         Equitable

                               SUB-ADVISER:     Alliance Capital Management L.P.
                                                Pacific Investment Management
                                                Company LLC


Key Term

o HIGH YIELD BONDS -- Bonds rated BB or lower by ratings agencies and pay a higher yield to compensate for its greater risk.



INVESTMENT GOAL

High total return through a combination of current income and capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds that are rated below investment grade (so called "junk bonds"), which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. For purposes of this investment policy, a debt security is considered a "bond." Debt securities represent an issuer's obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. Junk bonds generally have a higher current yield but are rated Ba or lower by Moody's or BB or lower by S&P or, if unrated, are of comparable quality.

The portfolio's sub-advisers evaluate several sectors of the bond market and individual securities within these sectors. The sub-advisers select bonds from several sectors including: commercial and residential mortgage-backed securities, asset-backed securities, corporate bonds and bonds of foreign issuers.] The portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Substantially all of the portfolio's investments will be income producing.

The portfolio's sub-advisers may, when consistent with the portfolio's investment objective, use derivative securities. Derivative securities include futures and options contracts, options on futures contracts, foreign currencies, securities and bond indices, structured notes, swaps (including long and short credit default swaps and interest rate swaps) and indexed securities. The portfolio will typically use derivatives as a substitute for taking a position in the underlying asset and/or in an attempt to reduce risk to the portfolio as a whole (hedge), but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The portfolio may also invest in participations and assignments of loans originally made by institutional lenders or lending syndicates. The portfolio's sub-adviser's may also make use of various other investment strategies, including investments in common stocks and other equity-type securities (such as convertible debt securities) and secured loans of its portfolio securities in order to enhance its current return and to reduce fluctuations in net asset value.

In the event that any securities held by the portfolio fall below those ratings, the portfolio will not be obligated to dispose of such securities and may continue to hold such securities if the sub-adviser believes that such investments are considered appropriate under the circumstances.

The portfolio may also invest in fixed income securities that are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities.

Utilizing a due diligence process covering a number of key factors, Equitable selects sub-advisers to manage the portfolio's assets. It is anticipated that Equitable will allocate the portfolio's assets to two or more sub-advisers. Equitable may change the sub-advisers, which are responsible for managing the portfolio's assets, subject to the approval of the Trust's board of trustees.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment objective.


PRINCIPAL INVESTMENT RISKS

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

o Credit/Default Risk -- The risk that an issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Lower rated bonds involve a substantial risk of default. For more information, see "Credit Quality Risk" in "More About Investment Strategies and Risks."

o Currency Risk -- The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.


o Derivatives Risk -- A portfolio's investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a portfolio's exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a portfolio uses a derivative security for purposes other than as a hedge, that portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

o Foreign Investing and Emerging Markets Risk -- The value of the portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

o Interest Risk -- The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

o Issuer-Specific Risk -- The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The portfolio could lose all of its investment in a company's securities.

o Liquidity Risk -- The risk that exists when particular investments are difficult to purchase or sell. A portfolio's investment in illiquid securities may reduce the returns of a portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

o Lower-Rated Securities Risk -- Bonds rated below investment grade (i.e., BB by S&P or Ba by Moody's) are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the portfolio's net asset value. A portfolio investing in "junk bonds" may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

o Loan Participation Risk -- The portfolio's investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that, under emerging legal theories of lender liability, the portfolio could be held liable as a co-lender.

o Market Risk -- The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon change in a company's financial condition as well as overall market and economic conditions.

o Mortgage-Backed and Asset-Backed Securities Risk -- The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility.

o Portfolio Management Risk -- The risk that the strategies used by a portfolio's sub-advisers and their securities selections fail to produce the intended result.

o Securities Lending Risk -- The risks of lending portfolio securities, as with other extensions of credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Equitable to be of good standing and will not be made unless, in the judgment of the sub-advisers, the consideration to be earned from such loans would justify the risk.

More information about the risks of an investment in the portfolio is provided below in "More About Investment Strategies & Risks."


PORTFOLIO PERFORMANCE

The portfolio is newly organized and has had no investment operations of its own prior to the date of this Supplement but is the successor to a substantially similar investment company. On August 15, 2003, the portfolio merged with EQ/High Yield Portfolio, a series of EQ Advisors Trust, which is a separate trust managed by

Equitable, and assumed its operating history and performance record. The portfolio is considered the successor to EQ/High Yield Portfolio and, in turn, its predecessor, HRT Alliance High Yield Portfolio, which transferred its assets to the EQ/High Yield Portfolio on October 19, 1999. The performance included in the bar chart and table below for the periods commencing on or after October 19, 1999 is that of EQ/High Yield Portfolio and the performance shown for periods prior to that date is that of HRT Alliance High Yield Portfolio, whose inception date is January 2, 1987. The performance results of these portfolios have been linked for purposes of this presentation.

The bar chart below gives some indication of the risks of an investment in the portfolio by showing changes in the performance of the portfolio's predecessor from year to year and by comparing that performance with a broad measure of market performance. The table below shows the average annual total returns of the portfolio's predecessor for the past one, five and ten years through December 31, 2002 and compares that performance to the returns of a broad-based index.

Past performance is not an indication of future results. This may be particularly true for this portfolio because the portfolio's predecessor was advised by one investment sub-adviser until July 15, 2002. After that date, the predecessor portfolio employed multiple investment sub-advisers.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

23.2%   -2.8%   19.9%   23.0%   18.5%   -5.2%   -3.35%  -8.65%  0.89%   -2.72%

1993    1994    1995    1996    1997    1998    1999    2000    2001    2002


--------------------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
 8.03% (1997 2nd Quarter)            (11.04)% (1998 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                    ONE YEAR        FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
EQ/High Yield Portfolio
-- Class IA Shares                   (2.72)%         (3.86)%        5.56%
--------------------------------------------------------------------------------
Credit Suisse First Boston Global
High Yield Index*                     3.10%           1.44%         6.52%
--------------------------------------------------------------------------------
*    For more information on this index, see "Description of Benchmark."

PORTFOLIO FEES AND EXPENSES


The following tables describe the fees and expenses that you may pay if you buy and hold shares of the portfolio. The tables below do not reflect any Contract-related fees and expenses. See the Contract prospectus for a description of those fees and expenses. There are no fees or charges to buy or sell shares of the portfolio, reinvest dividends or exchange into other portfolios.


ANNUAL PORTFOLIO OPERATING EXPENSES*
(expenses that are deducted from portfolio assets, as a percentage of average daily net assets)

--------------------------------------------------------------------------------
                                                  AXA PREMIER VIP HIGH YIELD
                                                  PORTFOLIO -- CLASS A SHARES
--------------------------------------------------------------------------------
 MANAGEMENT FEE                                            0.60%

 DISTRIBUTION AND/OR SERVICE FEES (12B-1 FEES)             NONE

 OTHER EXPENSES                                            0.22%
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                           0.82%
--------------------------------------------------------------------------------
* The "Other Expenses" of the portfolio are based on the operating expenses of its predecessor portfolio for the last fiscal year, adjusted to reflect the current administration fee.


EXAMPLE

This Example is intended to help you compare the direct and indirect cost of investing in the portfolio with the cost of investing in other investment options.

The Example assumes that:

o    You invest $10,000 in the portfolio for the periods indicated;

o    Your investment has a 5% return each year; and

o    The portfolio's operating expenses remain the same.

This Example should not be considered a representation of past or future expenses of the portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

--------------------------------------------------------------------------------
                                            AXA PREMIER VIP HIGH YIELD
                                            PORTFOLIO -- CLASS A SHARES
--------------------------------------------------------------------------------

 1 YEAR                                               $    84

 3 YEARS                                              $   262

 5 YEARS                                              $   455

 10 YEARS                                             $ 1,014
--------------------------------------------------------------------------------


MORE ABOUT INVESTMENT STRATEGIES & RISKS


For information on investment strategies and risks, please see "More About Investment Strategies & Risks" in the Prospectus.

MANAGEMENT TEAM
The Manager and the Sub-advisers



THE MANAGER

Equitable, through its AXA Funds Management Group unit, 1290 Avenue of the Americas, New York, New York 10104, serves as the manager of the portfolio. Equitable is a wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, Equitable is responsible for the general management and administration of the Trust and the portfolio, including the selection of sub-advisers. Equitable plays an active role in monitoring the portfolio and sub-adviser by using systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. Equitable also monitors each sub-adviser's portfolio management team to ensure that investment activities remain consistent with the portfolio's investment style and objectives.

Beyond performance analysis, Equitable monitors significant changes that may impact the sub-adviser's overall business. Equitable monitors continuity in the sub-adviser's operations and changes in investment personnel and senior management. Equitable also performs annual due diligence reviews with each sub-adviser.

In its capacity as manager, Equitable obtains detailed, comprehensive information concerning portfolio and sub-adviser performance and portfolio operations, which it uses to supervise and monitor the sub-advisers and the portfolio operations. A team is responsible for conducting ongoing investment reviews with each sub-adviser and for developing the criteria by which portfolio performance is measured.

Equitable selects sub-advisers from a pool of candidates, including its affiliates, to manage the portfolio. Equitable may add to, dismiss or substitute for the sub-advisers responsible for managing a portfolio's assets subject to the approval of the Trust's board of trustees. Equitable also has discretion to allocate the portfolio's assets among the portfolio's sub-advisers. Equitable recommends sub-advisers for the portfolio to the board of trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser's skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the portfolio is not associated with any one portfolio manager, and benefits from specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and Equitable does not expect to recommend frequent changes of sub-advisers.

Equitable has received an exemptive order from the SEC to permit it and the Trust's board of trustees to select and replace sub-advisers and to amend the sub-advisory agreements between Equitable and the sub-advisers without obtaining shareholder approval. Accordingly, Equitable is able, subject to the approval of the Trust's board of trustees, to appoint and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, Equitable may not enter into a sub-advisory agreement with an Affiliated Adviser, unless the sub-advisory agreement with the Affiliated Adviser, including compensation, is approved by the affected portfolio's shareholders. Alliance Capital Management L.P., a current sub-adviser for the Trust, is an affiliate of Equitable.


THE SUB-ADVISERS

The portfolio's investments are selected by two or more sub-advisers, which act independently of one another. The following describes the portfolio's sub-advisers, portfolio manager(s) and each portfolio manager's business experience.

Alliance Capital Management L.P. ("Alliance Capital") serves as a sub-adviser to the portfolio. Alliance Capital, a limited partnership, is indirectly owned by Equitable. As of December 31, 2002, Alliance Capital had approximately $386 billion in assets under management.

Pacific Investment Management Company LLC ("PIMCO") serves as a sub-adviser to the portfolio. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Dresdner Asset Management of America, L.P. ("ADAM LP"). Allianz AG ("Allianz") is the indirect majority owner of ADAM LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in ADAM LP. As of December 31, 2002, PIMCO had approximately $304.6 billion in assets under management.

MANAGEMENT TEAM

------------------------------------------------------------------------------------------------------------------------------------
                        SUB-ADVISERS AND
 PORTFOLIO              PORTFOLIO MANAGER(S)                   BUSINESS EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP High   ALLIANCE CAPITAL MANAGEMENT L.P.       Mr. Snyder joined Alliance Capital in 2001 as a member of the
 Yield Portfolio                                               High Yield Portfolio Management team and is a Senior Vice
                        1345 Avenue of the Americas            President of Alliance Capital. Prior to joining Alliance Capital, Mr.
                        New York, NY 10105                     Snyder was a Managing Director at Donaldson, Lufkin and
                                                               Jenrette and Bear Stearns & Co., where he founded and directed
                        Portfolio Manager                      the high yield asset management group.
                        Michael Snyder
------------------------------------------------------------------------------------------------------------------------------------
                        PACIFIC INVESTMENT MANAGEMENT COMPANY  The Portfolio Management Team develops and implements investment strategy for the portion of the portfolio allocated to
                        840 Newport Center Drive               PIMCO.
                        Suite 300
                        Newport Beach, CA 92660                Raymond Kennedy heads the Portfolio Management Team. Mr.
                                                               Kennedy, a Managing Director of PIMCO, joined PIMCO in 1996
                        Portfolio Management Team              as a portfolio manager.

------------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT FEES

The portfolio pays a fee to Equitable for management services. The portfolio pays a management fee at a maximum annual rate of 0.60% of the average net assets of the portfolio.

The sub-advisers are paid by Equitable. Changes to the sub-advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by Equitable, without shareholder approval. For certain administrative services, in addition to the management fee, the portfolio pays Equitable a fee at an annual rate of 0.15% of the portfolio's total average net assets plus $35,000 and an additional $35,000 for each portion of the portfolio for which separate administration services are provided (e.g., portions of the portfolio allocated to separate sub-advisers and/or managed in a discrete style).

PORTFOLIO SERVICES




BUYING AND SELLING SHARES

For information on buying and selling shares, please see "Buying and Selling Shares" in the prospectus.


RESTRICTIONS ON BUYING AND SELLING SHARES

For information on restrictions on buying and selling shares, please see "Restrictions on Buying and Selling Shares" in the prospectus.


HOW PORTFOLIO SHARES ARE PRICED

For information on how portfolio shares are priced, please see "How Portfolio Shares are Priced" in the prospectus.


DIVIDENDS AND OTHER DISTRIBUTIONS

For information on dividends and other distributions, please see "Dividends and Other Distributions" in the prospectus.


TAX CONSEQUENCES

For information on taxes, please see "Tax Consequences" in the prospectus.


GLOSSARY OF TERMS

Please see "Glossary of Terms" in the prospectus.

DESCRIPTION OF BENCHMARK




The portfolio's performance is compared to that of a broad-based securities market index.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.


CREDIT SUISSE FIRST BOSTON GLOBAL HIGH YIELD INDEX

Is an unmanaged trader priced index that mirrors the public high-yield debt market.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the portfolio's Class A and Class B shares. The portfolio is newly organized and has no operations or financial information of its own prior to the date of this Supplement but is the successor to a substantially similar investment company, as described above under "Portfolio Performance." The financial information in the table below has been derived from the predecessor portfolio's financial statements, which were audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP's report on the financial statements of the predecessor portfolio as of December 31, 2002 appears in the Annual Report for the predecessor portfolio (EQ Advisors Trust Annual Report for the Fiscal Year Ended December 31, 2002).

Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all dividends and disbursements). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the predecessor portfolios' Annual Report that are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.


EQ/HIGH YIELD PORTFOLIO(A)(B):


                                                                 CLASS IA
                                     -----------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                     -----------------------------------------------------------------
                                         2002         2001         2000         1999          1998
                                     ------------ ------------ ------------ ------------ -------------
Net asset value, beginning of
 year ..............................   $  5.46      $  6.00      $  7.43      $  8.71       $ 10.41
                                       -------      -------      -------      -------       -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income (loss) .......      0.48         0.63         0.76         0.90          1.07
Net realized and unrealized
 gain ..............................
(loss) on investments ..............     (0.63)        (0.58)      (1.40)       (1.19)        (1.56)
                                       -------      --------     -------      -------       -------
Total from investment
 operations ........................     (0.15)        0.05        (0.64)       (0.29)        (0.49)
                                       -------      --------     -------      -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment
 income ............................     (0.49)        (0.59)      (0.79)       (0.96)        (1.03)
Distributions from realized
 gains .............................        --            --          --        (0.01)        (0.18)
Tax return of capital
 distributions .....................        --            --          --        (0.02)           --
                                       -------      --------     -------      -------       -------
Total dividends and
 distributions .....................     (0.49)        (0.59)      (0.79)       (0.99)        (1.21)
                                       -------      --------     -------      -------       -------
Net asset value, end of year .......   $  4.82      $  5.46      $  6.00      $  7.43       $  8.71
                                       =======      ========     =======      =======       =======
Total return .......................     (2.72)%        0.89%      (8.65)%      (3.35)%       (5.15)%
                                       =======      ========     =======      =======       =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).....   $234,361     $254,910     $263,012     $336,292      $405,308
Ratio of expenses to average
 net assets ........................      0.69%         0.67%       0.67%        0.63%         0.63%
Ratio of net investment income
 to average net assets .............      9.21%        10.15%      10.54%       10.53%        10.67%
Portfolio turnover rate ............       141%           88%         87%         178%          181%



                                                                 CLASS IB
                                     -----------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                     -----------------------------------------------------------------
                                         2002         2001         2000         1999          1998
                                     ------------ ------------ ------------ ------------ -------------
Net asset value, beginning of
 year ..............................   $  5.43      $  5.97      $  7.40      $  8.69       $ 10.39
                                       -------      -------      -------      -------       -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income (loss) .......      0.47         0.58         0.74         0.87          1.04
Net realized and unrealized
 gain ..............................
(loss) on investments ..............     (0.63)        (0.54)      (1.40)       (1.18)        (1.56)
                                       -------      --------     -------      -------       -------
Total from investment
 operations ........................     (0.16)        0.04        (0.66)       (0.31)        (0.52)
                                       -------      --------     -------      -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment
 income ............................     (0.48)        (0.58)      (0.77)       (0.95)        (1.00)
Distributions from realized
 gains .............................        --            --          --        (0.01)        (0.18)
Tax return of capital
 distributions .....................        --            --          --        (0.02)           --
                                       -------      --------     -------      -------       -------
Total dividends and
 distributions .....................     (0.48)        (0.58)      (0.77)       (0.98)        (1.18)
                                       -------      --------     -------      -------       -------
Net asset value, end of year .......   $  4.79      $  5.43      $  5.97      $  7.40       $  8.69
                                       =======      ========     =======      =======       =======
Total return .......................     (2.96)%        0.66%      (8.90)%      (3.58)%       (5.38)%
                                       =======      ========     =======      =======       =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).....   $330,804     $285,484     $230,916     $230,290      $207,042
Ratio of expenses to average
 net assets ........................      0.94%         0.92%       0.92%        0.88%         0.88%
Ratio of net investment income
 to average net assets .............      8.96%         9.97%      10.28%       10.25%        10.60%
Portfolio turnover rate ............       141%           88%         87%         178%          181%

-----------
(a) On October 18, 1999, this Portfolio received, through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio. The information from January 1, 1999 through October 17, 1999 is that of the predecessor Hudson River Trust Portfolio. Information for the year ended December 31, 1999 includes the results of operations of the predecessor Hudson River Trust Portfolio from January 1, 1999 through October 17, 1999.

(b) Net investment income and capital changes per share are based on monthly average shares outstanding.


                       See Notes to Financial Statements.

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STATEMENT OF ADDITIONAL INFORMATION (SAI) -- Provides more detailed information
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and is incorporated into this Prospectus by reference.


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